                      FIRST AMENDMENT TO LICENSE AGREEMENT

         THIS FIRST AMENDMENT TO LICENSE AGREEMENT (the "First Amendment") is made and entered into as of March 1, 2001 by and between Oryx Technology Corp., a Delaware corporation ("Oryx") and Oryx Advanced Materials, Inc., a California corporation ("Licensee").

         WHEREAS, Oryx and Licensee have entered into that certain License Agreement dated as of June 1, 1999 (the "Agreement").

         WHEREAS, Oryx and Licensee desire to amend the Agreement as set forth in this First Amendment.

         NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

         1. Amendment to Section 3(e). Section 3(e) is hereby amended in its entirety to read as follows:

         "(e) Upon payment by Licensee to Oryx of (i) a one-time termination payment of One Hundred Thousand Dollars ($100,000) and (ii) accrued royalties through November 30, 2000 of One Hundred Twenty Thousand Dollars ($120,000) to be evidenced by a secured subordinated promissory note in substantially the form attached hereto as Exhibit A (the "Note"), Licensee's payment obligations shall be amended such that Licensee's sole royalty obligation to Oryx under this Agreement shall be a two and one half percent royalty (2.5%) in perpetuity on gross sales revenue of the Intragene business of Licensee, commencing as of December 1, 2000. Such royalty shall be payable quarterly in arrears on each July 15, October 15, January 15, and April 15. The audit rights set forth in
Section 3(d) of the Agreement shall apply to such royalty payments. Notwithstanding the foregoing, upon any Event of Default (as defined in the Note), the preceding amendment to subsection (e) shall be null and void and the royalty obligations of Licensee, as set forth in the Agreement shall be reinstated in their entirety."

         2. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         3. Complete Agreement. The Agreement and this First Amendment constitute the entire agreement of the parties with respect to the subject matter thereof and hereof and supercede all prior agreements of the parties and all representations, warranties, undertakings and understandings, whether written or verbal, made with respect to the same subject matter. The Agreement and this First Amendment may not be changed or modified in any manner, orally or otherwise, except in writing, in the form of an amendment, duly executed by each of the parties hereto.

         4. Governing Law; Authority. This First Amendment shall be governed by and construed under the laws of the State of California applied to agreements among California residents entered into and to be performed entirely within California.

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

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized representatives as of the day and year first written above.



                                          ORYX TECHNOLOGY CORP.

                                          By: /s/  Mitch Underseth
                                              -----------------------------

                                          Name: Mitch Underseth
                                                ---------------------------

                                          Title: CFO
                                                 --------------------------
                                          ORYX ADVANCED MATERIALS, INC.

                                          By: /s/ Victor Tan
                                              -----------------------------

                                          Name: Victor Tan
                                                ---------------------------

                                          Title: President
                                                 --------------------------

                                    EXHIBIT A

                      Secured Subordinated Promissory Note

                      SECURED SUBORDINATED PROMISSORY NOTE


                                                             Fremont, California
$120,000.00                                                        March 1, 2001

         This Secured Subordinated Promissory Note (this "Note") is made and delivered pursuant to that certain First Amendment to License Agreement dated as of March 1, 2001 (the "First Amendment") between Oryx Advanced Materials, Inc., a California corporation ("Debtor") and Oryx Technology Corp., a Delaware corporation ("Oryx").

         1. Obligation. The undersigned Debtor hereby promises to pay to the order of Oryx Technology Corp. (or any successor-in-interest or assignee thereof) at Oryx's principal place of business at 1100 Auburn Street, Fremont, California 94538, or at such other place as Oryx may direct, the principal sum of One Hundred Twenty Thousand Dollars ($120,000) and all accrued interest thereon. Debtor shall pay to Oryx principal in monthly installments of Ten Thousand Dollars ($10,000) together with all interest accrued thereon at a rate of eight percent (8%) per annum commencing on April 1, 2001, 2001 and on the first business day of each month thereafter until all principal and accrued interest under this Note has been paid in full.

         2. Prepayment. Prepayment of unpaid principal and/or interest due under this Note may be made at any time without penalty. Unless otherwise agreed in writing by Oryx, all payments will be made in lawful tender of the United States and will be applied (a) first, to the payment of accrued interest, and (b) second, (to the extent that the amount of such prepayment exceeds the amount of all such accrued interest), to the payment of principal.

         3. Security. As security for the due performance and payment of the obligations under this Note, Debtor hereby grants to Oryx a security interest in any and all of Debtor's assets, properties, goods, inventory, equipment, furniture, fixtures, leases, supplies, records, money, documents, instruments, chattel paper, accounts and intellectual property rights (including but not limited to, copyrights, moral rights, patents, patent applications, mask works, trademarks, service marks, trade names, trade secrets and other general intangibles, whether owned by Debtor on the date of this Note or hereafter acquired, and all proceeds and thereof (collectively, the "Collateral"). So long as Debtor is indebted to Oryx under the Note, Debtor will promptly execute and deliver to Oryx such assignments, notices, financing statements, or other documents and papers (including, but not limited to, such documents as may be filed with the U.S. Register of Copyrights and the U.S. Patent and Trademark Office in order to perfect Oryx's rights in the Collateral) as Oryx may require in order to perfect and maintain the security interest in the Collateral and to give any third party notice of Oryx's interest in such Collateral. Debtor will pay to Oryx all reasonable expenses incurred by Oryx in filing such assignments, notices, financing statements or other documents or papers (and any continuation statements or amendments thereto). Upon the full and final discharge of all of Debtor's obligations under this Note, Oryx will execute and deliver such documents as may be reasonably necessary and requested by Debtor to release the Collateral from the security interested granted to Oryx hereunder.

         4. Default; Acceleration of Obligation. Debtor will be deemed to be in default under this Note and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of Oryx, upon the occurrence of any of the following (each, an "Event of Default"):
(i) failure to pay any installment of principal or interest under this Note when due and such default is not cured within thirty (30) days of the occurrence thereof; (ii) upon the filing by or against Debtor of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; provided, however, with respect to an involuntary petition in bankruptcy, such petition has not been dismissed within thirty (30) days after the filing of such petition; (iii) upon the execution by Debtor of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Debtor's assets or property; or (iii) upon any breach, default or violation by Debtor of any term, condition, obligation, representation or covenant of the Agreement or the First Amendment that is not cured within thirty (30) days of such breach, default or violation.

         5. Remedies on Default; Acceleration. Upon any Event of Default, Oryx may declare the entire unpaid principal and accrued interest amount under this Note to be immediately due and payable in full and may pursue any legal or equitable remedies that are available to Oryx including, but not limited to, (i) the remedies of a secured creditor with respect to the Collateral under the California Uniform Commercial Code and (ii) the right to institute a suit or other action for recovery of the entire principal amount of and all accrued interest on this Note then due and owing from Debtor to Oryx.

         6. Representations and Warranties of Debtor. Debtor represents and warrants to Oryx that:

                  (a) Authority. Debtor has all right, power and authority necessary to make, enter into and perform its obligations under this Note. This
Note is a valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms. Neither the execution and delivery of this Note nor the consummation of any transaction contemplated hereby has constituted or resulted in, or will constitute or result in, a breach of the provisions of any instrument, contract or agreement to which Debtor is a party or by which Debtor and/or the Collateral is bound, or the violation of any law, judgment, decree or governmental or administrative order, rule or regulation applicable to Debtor, or has resulted in or will result in the creation of any lien or claim upon any of the Collateral. No consent of any other person (including without limitation any shareholder or creditor of Debtor) is required in connection with the execution, delivery, performance, validity or enforceability of this Note.

                  (b) Title; No Liens or Claims in Collateral. Debtor owns all right, title and interest in and to the Collateral and no other person or entity has any right, title or interest in or to the Collateral. The Collateral, except for the lien granted to KBK Financial, is free and clear of all liens, security interests, mortgages, claims, rights, encumbrances and restrictions of any kind, except for the security interest granted to Oryx under this Note.

         7. Covenants. Debtor covenants and agrees with Oryx that, from and after the date of this Note until all the obligations under this Note are paid in full and satisfied and the Note has terminated:

                  (a) No Liens on Collateral. Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien, security interest, encumbrance or claim on or to any of the Collateral, other than the security interest previously granted to KBK Financial and the security interest granted to Oryx under this Note.

                  (b) Limitations on Dispositions of Collateral. Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except for the grant of non-exclusive licenses in the ordinary course of business.

         8. Subordination

                  (a) The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Debtor's Senior Indebtedness, if any, as hereinafter defined. As used herein, the term "Senior Indebtedness" shall mean the principal of and unpaid accrued interest on indebtedness of Debtor to KBK Financial.

                  (b) If there should occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshaling of the assets and liabilities of Debtor, or if this Note shall be declared due and payable upon the occurrence of an event of default with respect to any Senior Indebtedness, if any, then (i) no amount shall be paid by Debtor in respect of the principal of or interest on this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with Debtor by or on behalf of Oryx or any subsequent holder of this Note that shall assert any right to receive any payments in respect of the principal of and interest on this Note, except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding. If there occurs an event of default that has been declared in writing with respect to any Senior Indebtedness, or in the instrument under which any Senior Indebtedness is outstanding, permitting the holder of such Senior Indebtedness to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within ninety (90) days after the happening of such event of default, the maturity of such Senior Indebtedness shall not have been accelerated.

                  (c) Subject to the rights of the holders of Senior Indebtedness under this Section 8 to receive cash, securities or other properties otherwise payable or deliverable to Oryx or any subsequent holder of this Note, nothing contained in this Section 8 shall impair, as between Debtor and Oryx or any subsequent holder of this Note, the obligation of Debtor, subject to the terms and conditions hereof, to pay to Oryx or any subsequent holder of this Note the principal hereof and interest hereon as and when the same become due and payable, or shall prevent Oryx or any subsequent holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

                  (d) Subject to the payment in full of all Senior Indebtedness and until this Note shall be paid in full, Oryx and any subsequent holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of Section 8 above) to receive payments or distributions of assets of Debtor applicable to the Senior Indebtedness.

         9. Miscellaneous.

                  (a) Waiver and Amendment. Any provision of this Note may be amended or modified only by a writing signed by both Debtor and Oryx. Except as provided below with respect to waivers by Debtor, no waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Debtor and Oryx will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

                  (b) Waivers of Debtor. Debtor hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

                  (c) Governing Law; Jurisdiction. This Note will be governed by and construed in accordance with the internal laws of the State of California as applied to agreements between residents thereof to be performed entirely within such State, without reference to that body of law relating to conflict of laws or choice of law. Debtor, by its execution of this Note, hereby irrevocably submits to the in personam jurisdiction of the state courts of the State of California and of the United States District Court for the Northern District of California for the purpose of any suit, action or other proceeding arising out of or based upon this Note.

                  (d) Severability; Headings. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. The headings in this Note are for convenience of reference only and will not alter or otherwise affect the meaning of this Note.

                  (e) Attorneys' Fees. If suit is brought for collection of this Note, Debtor agrees to pay all reasonable expenses, including attorneys' fees, incurred by Oryx in connection therewith whether or not such suit is prosecuted to judgment.

                  (f) Assignment. This Note may not be assigned or delegated by Debtor, whether by voluntary assignment or transfer, operation of law, merger or otherwise.

         IN WITNESS WHEREOF, Debtor and Oryx have executed this Note as of the date and year first above written.

                                            DEBTOR:

                                            Oryx Advanced Materials, Inc.
                                            a California corporation


                                            By:         /s/ Victor Tan
                                                     ---------------------------

                                            Name:        Victor Tan
                                                     ---------------------------

                                            Title:       President
                                                     ---------------------------


                                            ORYX:

                                            Oryx Technology Corp.
                                            a Delaware corporation

                                            By:         /s/  Mitch Underseth
                                                     ---------------------------

                                            Name:       Mitch Underseth
                                                     ---------------------------

                                            Title:       CFO
                                                     ---------------------------